EXHIBIT 99.8

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY RTURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                 CHIEF FINANCIAL OFFICER
---------------------------------------    --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

DREW KEITH                                            10/20/00
---------------------------------------    --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

PREPARER:

/s/ KEVIN K. CRAIG                            CONTROLLER, KITTY HAWK INC.
---------------------------------------    --------------------------------
ORIGINAL SIGNATURE OF PREPARER                          TITLE

KEVIN K. CRAIG                                        10/20/00
---------------------------------------    --------------------------------
PRINTED NAME OF PREPARER                                DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-1

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

----------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                                                MONTH              MONTH             MONTH
                                            SCHEDULE      --------------------------------------------------------
ASSETS                                       AMOUNT               JULY, 2000      AUGUST, 2000    SEPTEMBER, 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                               $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                 $0         $3,527,846        $3,382,756         $3,276,591
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                      $0         $3,527,846        $3,382,756         $3,276,591
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                       $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                       $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   ($33,904,344)      ($30,268,594)     ($29,073,094)      ($28,255,052)
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                  ($33,904,344)      ($26,740,748)     ($25,690,338)      ($24,978,461)
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT            $81,907,719        $81,907,719       $81,907,719        $78,900,683
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                 $33,669,772        $35,386,895       $35,959,269        $34,840,450
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                              $48,237,946        $46,520,824       $45,948,450        $44,060,233
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                               $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                      $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                             $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                           $14,333,602        $19,780,076       $20,258,112        $19,081,772
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                   $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                      $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                          $745,265          $949,341         $1,699,576
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                  $745,265          $949,341         $1,699,576
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                            $2,811,382         $2,811,382        $2,811,382             $8,791
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                   $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                  $0                 $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                     $1,300,001         $2,412,345        $2,412,345         $2,412,345
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES           $4,111,383         $5,223,727        $5,223,727         $2,421,136
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                       $4,111,383         $5,968,992        $6,173,068         $4,120,712
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                      $0        $12,789,185       $12,789,185        $12,789,185
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                           $1,021,899        $1,295,859         $2,171,875
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                               $0                $0                 $0
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0        $13,811,084       $14,085,044        $14,961,060
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                          $4,111,383        $19,780,076       $20,258,112        $19,081,772
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-2

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

-----------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                              MONTH          MONTH          MONTH
                                         ----------------------------------------------   QUARTER
REVENUES                                      JULY, 2000   AUGUST, 2000 SEPTEMBER,2000     TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                          $1,195,500     $1,195,500     $1,195,500     $3,586,500
------------------------------------------------------------------------------------------------------
2.    LESS:  RETURNS & DISCOUNTS                      $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                             $1,195,500     $1,195,500     $1,195,500     $3,586,500
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                        $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                    $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                 $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                        $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                            $1,195,500     $1,195,500     $1,195,500     $3,586,500
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                    $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                             $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                   ($9,060)            $0             $0        ($9,060)
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                    $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                             $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                   ($9,060)            $0             $0        ($9,060)
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                        $1,204,560     $1,195,500     $1,195,500     $3,595,560
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)          ($15,690)      ($18,151)      ($17,497)      ($51,338)
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)               $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                           $21,437        $21,437       ($85,435)      ($42,561)
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                    $572,374       $572,374       $572,374     $1,717,122
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                    $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                             $0             $0      ($861,380)     ($861,380)
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES               $578,121       $575,660      ($391,938)      $761,843
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                         $132,366       $163,242       $123,662       $419,270
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                               $0             $0         $3,750         $3,750
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                             $0             $0             $0             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES             $132,366       $163,242       $127,412       $423,020
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                $197,629       $182,639       $584,010       $964,278
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                         $296,444       $273,959       $876,016     $1,446,419
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-3

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------
                                                MONTH           MONTH           MONTH
CASH RECEIPTS AND                          ------------------------------------------------     QUARTER
DISBURSEMENTS                                JULY, 2000     AUGUST, 2000    SEPTEMBER, 2000      TOTAL
---------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH              $3,585,463       $3,527,847      $3,382,756      $3,585,463
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------
2.    CASH SALES                                     $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------
3.    PREPETITION                                    $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                   $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                       $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                 $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                 $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                       $15,690          $18,151         $17,497         $51,338
---------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS              $15,690          $18,151         $17,497         $51,338
---------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                            $15,690          $18,151         $17,497         $51,338
---------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                   $3,601,153       $3,545,998      $3,400,253      $3,636,801
---------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                    $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                             $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                  $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                          $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
16.   UTILITIES                                      $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
17.   INSURANCE                                      $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                            $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                               $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
20.   TRAVEL                                         $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                  $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                          $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                       $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                    $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                      ($59,060)              $0              $0        ($59,060)
---------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS            ($59,060)              $0              $0        ($59,060)
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                        $132,366         $163,242        $123,662        $419,270
---------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                              $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                            $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES            $132,366         $163,242        $123,662        $419,270
---------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                       $73,306         $163,242        $123,662        $360,210
---------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                            ($57,616)       ($145,091)      ($106,165)      ($308,872)
---------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                    $3,527,847       $3,382,756      $3,276,591      $3,276,591
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-4

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

-------------------------------------------------------------------------------------------------------------------
                                                                      MONTH            MONTH           MONTH
                                                    SCHEDULE     --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT        JULY, 2000       AUGUST, 2000  SEPTEMBER, 2000
-------------------------------------------------------------------------------------------------------------------
1.     0-30                                               $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
2.     31-60                                              $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
3.     61-90                                              $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
4.     91+                                                $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                          $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                    $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                          $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH: SEPTEMBER, 2000
-------------------------------------------------------------------------------------------------------------------
                                            0-30            31-60           61-90             91+
TAXES  PAYABLE                              DAYS            DAYS             DAYS            DAYS            TOTAL
-------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                                $0              $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
2.     STATE                                  $0              $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                  $0              $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                    $0              $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                    $0              $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                       $0              $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                               MONTH: SEPTEMBER, 2000
-------------------------------------------------------------------------------------------------------------------
                                                        BEGINNING         AMOUNT                           ENDING
                                                          TAX          WITHHELD AND/      AMOUNT            TAX
FEDERAL                                                LIABILITY*       0R ACCRUED         PAID          LIABILITY
-------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                            $0               $0              $0               $0
-------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-5

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                      MONTH: SEPTEMBER, 2000
--------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                           Account #1      Account #2      Account #3
--------------------------------------------------------------------------------------------------------------
A.          BANK:
--------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                                                                      TOTAL
--------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                         $0                                               $0
--------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                   $0                                               $0
--------------------------------------------------------------------------------------------------------------
3.     SUBTRACT:  OUTSTANDING CHECKS                      $0                                               $0
--------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                            $0                                               $0
--------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                        $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------


--------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT         PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.     BANK ONE TRUST (ESCROW) 6801456800*       1/3/00      MONEY MARKET         $3,625,000               $0
--------------------------------------------------------------------------------------------------------------
8.     HSBC Bank USA (ESCROW) #10-876110        6/19/00      MONEY MARKET         $3,560,463       $3,276,591
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.    TOTAL  INVESTMENTS                                                                          $3,276,591
--------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                    $0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
13.    TOTAL  CASH  -  END  OF MONTH                                                               $3,276,591
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-6

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH:  SEPTEMBER, 2000

-----------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------
                             INSIDERS
-------------------------------------------------------------------
                           TYPE OF         AMOUNT     TOTAL PAID
              NAME         PAYMENT          PAID        TO DATE
-------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------
2.
-------------------------------------------------------------------
3.
-------------------------------------------------------------------
4.
-------------------------------------------------------------------
5.
-------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                  $0            $0
-------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                  PROFESSIONALS
-----------------------------------------------------------------------------------------------
                        DATE OF COURT                                                TOTAL
                      ORDER AUTHORIZING    AMOUNT       AMOUNT      TOTAL PAID     INCURRED
        NAME               PAYMENT        APPROVED       PAID         TO DATE     & UNPAID *
-----------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-----------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------
6    TOTAL PAYMENTS
     TO PROFESSIONALS                             $0            $0            $0            $0
-----------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

-------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                         SCHEDULED      AMOUNTS
                                          MONTHLY        PAID          TOTAL
                                          PAYMENTS      DURING        UNPAID
           NAME OF CREDITOR                 DUE          MONTH     POSTPETITION
------------------------------------------------------------------------------
1.   FIRST SOURCE BANK (865001)                $0            $0       $28,212
------------------------------------------------------------------------------
2.   FIRST SOURCE BANK (RPS)               $8,791            $0       $35,164
------------------------------------------------------------------------------
3.   FIRST SOURCE BANK (AIA)                   $0            $0      $224,292
------------------------------------------------------------------------------
4.                                                                         $0
------------------------------------------------------------------------------
5.                                                                         $0
------------------------------------------------------------------------------
6.   TOTAL                                 $8,791            $0      $287,668
------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL  BASIS-7

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

                                                                      MONTH:   SEPTEMBER, 2000
-----------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                       X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                             X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                  X
      LOANS) DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                 X
      THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                       X
      DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                           X
-----------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                     X
      PAST DUE?
-----------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                       X
-----------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                             X
-----------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                         X
      DELINQUENT?
-----------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                        X
      REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                        X
-----------------------------------------------------------------------------------------------------

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.
a)  $123,662  Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------


-----------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                    X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
-----------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------
           TYPE  OF                                                               PAYMENT AMOUNT
            POLICY                   CARRIER          PERIOD COVERED               & FREQUENCY
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

              CASE NAME: AIRCRAFT LEASING, INC.         ACCRUAL BASIS-ATTACHMENT

              CASE NUMBER: 400-42148-BJH-11

                                                        MONTH:   SEPTEMBER, 2000
                                                                 ---------------

    MOR #        ITEM #    LIST OR EXPLANATION
  --------       ------    -------------------
   1 - BS          8       a)  $50,000  Deposit for Retainer & Legal Fees from Bank One Trust to Lessor's Counsel
                           b) ($28,305,052) Intercompany Cummulative Receivable/Payable Credit Balance

   1 - BS          22      a)  $251,660 Accrued Accounts Payable (Post-petition)
                           a)  $1,447,916 Accrued Federal Income Taxes (Post-petition)


   1 - BS          27      a)  $12,829 Accrued Accounts Payable (Pre-petition)
                           b)  $2,399,516 Accrued Taxes Payable (Pre-petition)

   2 - IS          16      a)  $17,497 Interest Income (from HSBC -Escrow account)
                           b)  $861,380 Net Gain on Disposition of Assets (aircraft N112PS & related engines returned to offset note payable)


   3 - CF          8       a)  $17,497 Interest Income (from HSBC -Escrow account)


   4 - AP          T6      a)  Federal Income Taxes are now shown as Other Accrued Liabilities (due to deferred tax credits)


   7 - QA          2       a)  $123,662 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees